UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2009

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On June 3, 2009, Ameriprise Financial, Inc. (the “Company”) issued $200,000,000 principal amount of 7.75% Senior Notes due 2039 (the “Notes”).  The Notes were issued in the form filed as Exhibit 4.1 hereto and were sold pursuant to an Underwriting Agreement, dated May 27, 2009, between the Company and the Underwriters named therein, as previously filed with the Securities and Exchange Commission ( the “Commission”) as Exhibit 1.1 to the Current Report on Form 8-K on May 29, 2009.  The offering of the Notes is more fully described in the Current Report on Form 8-K filed with the Commission on May 29, 2009.

Item 9.01        Financial Statements and Exhibits

The purpose of this Current Report is to file with the Commission the following documents relating to the Notes:  (i) the form of the Notes, and (ii) the opinion of John C. Junek, Esq.  The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-158972) filed by the Company with the Commission.

(d)        Exhibits

4.1	Form of 7.75% Senior Note due 2039.

5.1	Opinion of John C. Junek, Esq.

23.1	Consent of John C. Junek, Esq. (included as part of Exhibit 5.1)

*[Signature Page to Follow]*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: June 3, 2009	By:	/s/ Walter S. Berman
Name: Walter S. Berman
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of 7.75% Senior Note due 2039.	Electronic Transmission

5.1	Opinion of John C. Junek, Esq.	Electronic Transmission

23.1	Consent of John C. Junek, Esq. (included as part of Exhibit 5.1).	Electronic Transmission